UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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Form 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  April 12, 2013

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Commission File Number 333-169554

Rainbow Coral Corporation

(Exact name of small business issuer as specified in its charter)

Florida	27-3247562
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

495 Grand Blvd., Suite 206
Miramar Beach, Florida	32550
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (850) 269-7230

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.01:  CHANGE IN CONTROL OF REGISTRANT

On October 13, 2011, Lou Foxwell, our CEO on that date, sold all of his 9,000,000 shares of Rainbow Coral Corporation (the “Company”) to Glendive Investments, a Polish company, for cash proceeds of $10,000. This transaction represented a change in control of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 12, 2013	Rainbow Coral, Corp. By: /s/ Patrick Brown Patrick Brown Chairman of the Board Chief Executive Officer Principal Financial Officer